SUPPLEMENT Dated December 16, 2014

To the Current Prospectus and Statement of Additional Information

Voya Marathon Plus

Issued by Voya Retirement Insurance and Annuity Company

Through Its Variable Annuity Account I

This supplement updates the Prospectus and Statement of Additional Information (the “SAI”) and subsequent supplements thereto for your variable annuity contract.  Please read it carefully and keep it with your copy of the Prospectus and SAI for future reference.  If you have any questions, please call Customer Service at 1-800-366-0066.

__________________________________________________________________________________

Important Information Regarding Upcoming Investment Portfolio Reorganizations

The Board of Trustees of Voya Investors Trust approved a proposal to reorganize the Voya Global Resources Portfolio (the “Merging Portfolio”) with and into the Voya Global Value Advantage Portfolio (the “Surviving Portfolio”).  The proposed reorganization is subject to shareholder approval.  If shareholder approval is obtained, the reorganization is expected to take place on or about March 6, 2015 (the “Reorganization Date”).

Prior to the Reorganization Date, you may reallocate your contract value in the Merging Portfolio to another investment portfolio or fixed option currently available under your contract.  This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract.

On the Reorganization Date, your contract value remaining in the Merging Portfolio will automatically become an investment in the Surviving Portfolio with an equal total net asset value.  You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

After the Reorganization Date, the Merging Portfolio will no longer be available under the contract.  Unless you provide us with alternative allocation instructions, after the Reorganization Date all future allocations directed to the Merging Portfolio will be automatically allocated to the Surviving Portfolio, if the Surviving Portfolio is then available to new investments.  You may provide alternative instructions by calling Customer Service at the number above.

Information about the Voya Global Value Advantage Portfolio. In connection with the upcoming reorganization, effective on the Reorganization Date, the Voya Global Value Advantage Portfolio (Class S) will be added under your contract as an available investment option. The following chart lists summary information regarding the Voya Global Value Advantage Portfolio and is added to APPENDIX III –Description of Underlying Funds in the Prospectus.

Fund Name and Investment Adviser/Subadviser	Investment Objective(s)
Voya Global Value Advantage Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.

X.130825-14GWA	Page 1 of 2	December 2014

Important Information Regarding The Company

The third paragraph under “OTHER TOPICS - The Company” section in your Prospectus and the third paragraph under the “General Information and History” section in your SAI are deleted and replaced with the following:

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes ING’s U.S.-based retirement, investment management and insurance operations. As of November 18, 2014, ING’s ownership of Voya was approximately 19%. Under an agreement with the European commission, ING is required to divest itself of 100% of Voya by the end of 2016.

X.130825-14GWA	Page 2 of 2	December 2014